Expense Example, No Redemption (Vanguard Intermediate-Term Bond Index Fund Retail)	Vanguard Intermediate-Term Bond Index Fund Vanguard Intermediate-Term Bond Index Fund - Investor Shares 1/1/2014 - 12/31/2014 USD ($)	Vanguard Intermediate-Term Bond Index Fund Vanguard Intermediate-Term Bond Index Fund - Admiral Shares 1/1/2014 - 12/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	20	10
3 YEAR	64	32
5 YEAR	113	56
10 YEAR	255	128